Registration No. 033-17423
Investment Company Act No. 811-05339

AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 2016

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	43	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	44	[	X	]

(Check Appropriate Box or Boxes)

CONCORDE FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Address of Principal Executive Offices)(Zip Code)

(972) 701-5400
(Registrant's Telephone Number, Including Area Code)

Gary B. Wood, Ph.D.
Concorde Financial Corporation
(d/b/a Concorde Investment Management)
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(Name and Address of Agent For Service)

WITH A COPY TO:
Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

[	X	]	immediately upon filing pursuant to paragraph (b)
[		]	On (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	July 22, 2016

Concorde Wealth Management Fund

(Ticker Symbol: CONWX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Concorde Funds, Inc.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(972) 701-5400

Table of contents - Prospectus

SUMMARY SECTION

Investment Objective: The Concorde Wealth Management Fund (the “FUND”) seeks total return, from both appreciation of value and generation of current income, within the context of preservation of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the FUND:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.54%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	1.37%
(1)  “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the FUND with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the FUND for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the FUND’s operating expenses remain the same (taking into account the expense limitation in effect for two years).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$139	$434	$750	$1,646

Portfolio Turnover:  The FUND pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when FUND shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the FUND’s performance.  During the most recent fiscal year, the FUND’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies: Under normal conditions, the FUND invests primarily in a portfolio of (i) equity securities that the FUND believes are undervalued, (ii) debt securities that offer appropriate current returns that are commensurate with related risks and (iii) private equity, based on risk and return attributes as dictated by broad market and economic conditions.  The FUND may invest in other investment companies or pooled vehicles that are consistent with these characteristics.  Investing in both public and non-public securities, which collectively comprise the overall construction of the FUND’s holdings, is key to the core objective of total return, from both appreciation of value and generation of current income, within the context of preservation of capital.  The FUND is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

Table of contents - Prospectus
1

The FUND normally invests approximately 40% to 60% of its total assets in equity securities and 40% to 60% in fixed income securities.  Under normal circumstances, equity securities will represent at least 25% of total assets, and fixed income securities may represent as much as 75%, but not less than 25% of total assets.  The FUND will evaluate the split between equity securities and fixed income securities on an ongoing basis to determine the appropriate split.  The FUND may invest up to 15% of its assets in high-yield bonds that are below investment grade.

Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and exchange traded funds (“ETFs”). The FUND may invest in emerging market securities. The FUND may also invest in private placements in these types of securities. The FUND may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The FUND may invest up to 100% of its portfolio in the securities of these companies.

In equity securities, the FUND focuses on identifying the fundamental intrinsic value of a company taken as a whole, and buys securities that are below that intrinsic value and sells when approaching or above the intrinsic value. The FUND acts to ensure that its investments in private equity fit within the context of capital preservation by applying the same intrinsic value approach to both private and public companies.  The intrinsic value approach focuses on fundamental business factors such as a company's earning power, cash flow, balance sheet, franchise or brand value, proprietary market position assets, including intellectual property, and competitive advantages which drive the long-term performance of the company.  So, the Fund’s private equity investments could be opportunistic, in the sense of being underpriced in comparison to their intrinsic or potential upside value, or defensive, in the sense of offering favorable characteristics to current market or economic conditions (for example, inflation).

In debt and fixed income securities, the FUND may invest in investment grade and non-investment grade debt securities, including non-investment grade securities (commonly called “junk bonds”), or unrated debt securities determined by the Advisor to be of comparable quality. The FUND focuses on debt and bond securities that offer appropriate current returns that are commensurate with related interest rate and default risks. The FUND may also invest in private placements in these types of securities. The FUND invests in debt securities that have a maturity that is between 1 and 15 years.  Under normal circumstances, the FUND’s portfolio will have an average dollar weighted maturity between 3 and 15 years and an average duration of 2 to 5 years.  Duration is a measurement of price sensitivity to interest rate changes.

The FUND will invest opportunistically in either equity or debt securities, and may be wholly invested in either equity or debt securities as determined by the Advisor.

The type of private equity investments in which the FUND invests includes private investments in public companies, investments in private companies in need of capital, and investments in private equity companies whose principal business is to invest in, lend capital to or provide services to privately held companies.

Table of contents - Prospectus
2

The Advisor may sell a security or reduce its position if it has reached its target price, its present reward to risk ratio is unattractive, it is overvalued, or the security subsequently fails to meet initial investment criteria.

Principal Risks:  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the FUND is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment.

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the FUND may invest.  The value of your investment in the FUND may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the FUND to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities.  Debt securities are also subject to prepayment risk when interest rates decrease.  Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If prepayment occurs, the FUND may have to replace the security by investing the proceeds in a less attractive security.

Emerging Markets Risk.   The FUND may invest in emerging markets, which may carry more risk than investing in developed foreign markets.  Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Table of contents - Prospectus
3

Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not meet the financial expectations of the Fund or other market participants. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the FUND can generate brokerage expenses.  Shareholders of the FUND will indirectly be subject to the fees and expenses of the individual ETFs in which the FUND invests, in addition to the FUND’s own fees and expenses.

Foreign Securities Risk. The FUND may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection.

High Yield Risk.  The FUND’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”).  Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality.  Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy.  In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk.  Shareholders of the FUND will indirectly be subject to the fees and expenses of the other investment companies in which the FUND invests and these fees and expenses are in addition to the fees and expenses that FUND shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Liquidity Risk.  Certain securities held by the FUND may be difficult (or impossible) to sell at the time and at the price the FUND would like. As a result, the FUND may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the FUND may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Master Limited Partnership (“MLP”) Risk. Securities of master limited partnerships are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the FUND’s after-tax return from its MLP investment would be materially reduced.

Table of contents - Prospectus
4

Non-Diversification Risk. Because the FUND is non-diversified (meaning that compared to diversified mutual funds, the FUND may invest a greater percentage of its assets in a particular issuer), the FUND’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the FUND is more sensitive to economic, business and political changes which may result in greater price fluctuations of the FUND’s shares.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally fair valued as they are not traded frequently. The FUND may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the FUND to be less liquid.

Private Placement Risk.  The FUND may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended.  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

Style Risk.  The Advisor follows an investing style that favors value investments.   The value investing style may, over time, go in and out of favor.  At times when the value investing style is out of favor, the FUND may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in FUND returns.

Performance: The following bar chart and performance table provide some indication of the risks of investing in the FUND by showing changes in the FUND’s performance from year to year and by showing how the FUND’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The FUND’s past performance (before and after taxes) is not necessarily an indication of how the FUND will perform in the future.

Table of contents - Prospectus
5

Pursuant to a Plan of Acquisition and Liquidation between the FUND and the Concorde Value Fund (the “Predecessor Fund”), the FUND acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the FUND after the close of business on July 22, 2016 (the “Reorganization”). As a result of the Reorganization, the FUND is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the performance of the Predecessor Fund, and has not been restated to reflect any differences in the expenses of the Predecessor Fund.  Historical performance of the FUND may have been different if its current investment objective and principal investment strategies had been in place prior to the Reorganization. The returns of the Predecessor Fund should not be considered predictive or representative of results the FUND may experience under its current investment objective and, principal investment strategies.

Calendar Year Total Returns as of 12/31

The FUND’s calendar year-to-date return total as of June 30, 2016 was 5.34%. During the 10-year period shown on the bar chart, the FUND’s highest total return for a quarter was 15.33% (quarter ended June 30, 2009) and the lowest total return for a quarter was -22.51% (quarter ended December 31, 2008).

Average Annual Total Returns (for the period ended December 31, 2015)	Past 1 Year	Past 5 Years	Past 10 Years
CONCORDE WEALTH MANAGEMENT FUND
Return Before Taxes	-9.43%	5.66%	1.85%
Return After Taxes on Distributions	-10.70%	4.93%	1.12%
Return After Taxes on Distributions and Sale of Fund Shares	-4.24%	4.46%	1.61%
RUSSELL 3000 VALUE INDEX (reflects no deduction for fees, expenses or taxes)	-4.13%	10.98%	6.11%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their FUND shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  The FUND’s returns after taxes on distributions and sale of FUND shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of FUND shares.

Table of contents - Prospectus
6

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe.

Management:
Investment Advisor: Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND (the “Advisor”).
Portfolio Managers: The FUND’s investment decisions are made by the following portfolio managers:

Portfolio Managers	Position with the Advisor	Length of Service to the FUND

Gary B. Wood, Ph.D.	President	Since 2016

John A. Stetter	Secretary	Since 2016

Gregory B. Wood	Treasurer	Since 2016

Purchase and Sale of Fund Shares:  You may purchase or redeem FUND shares on any business day by written request via mail (Concorde Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1‑800‑294‑1699, or through a financial intermediary.  Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open.  Investors who wish to purchase or redeem FUND shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of FUND shares.  The minimum initial investment amount for all new accounts is $500.  The subsequent investment amount for existing accounts is $100 for shares purchased by mail and $500 for shares purchased by wire.

Tax Information: The FUND’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the FUND through a broker-dealer or other financial intermediary (such as a bank), the FUND and its related companies may pay the financial intermediary for the sale of FUND shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the FUND over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of contents - Prospectus
7

MORE INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES, RELATED
RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective

The FUND seeks total return, from both appreciation of value and generation of current income, within the context of preservation of capital. The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board of Directors (the “Board”) without shareholder approval upon a 60-day written notice to shareholders.

Principal Investment Strategies

Total Return Objective: The total return objective of the FUND is to generate an overall valuation increase, due to appreciation, plus current income. Typically, growth from appreciation is less uniform over short time periods and therefore is associated with longer time horizons and dominated by equity-type securities. The publicly traded appreciation components can be stocks of either domestic (consisting of primarily US-domiciled companies) or international (consisting of primarily internationally-domiciled companies). Although a company might do business globally, the domicile reflects governance style, currency of the security, and predominance of the business interests. In addition, the FUND may use option strategies to generate income, provide hedges for certain positions, and in tax planning. The non-public private equity components, which typically will be a smaller asset allocation than to publicly traded stocks and debt instruments, can be common stock, preferred stock, convertible indebtedness, limited partnership interests, limited liability company members’ interests or other entities that are not traded on public exchanges and offer the potential of higher total returns than typically available in the public markets. The concept of current income generation is precisely as the term suggests and is dominated by current yields, primarily from dividends, cash distributions or coupon interest from debt securities, public or private, and can also provide stability against volatility in market price fluctuations of the more appreciation oriented equity-type securities. The FUND is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The FUND normally invests approximately 40% to 60% of its total assets in equity securities and 40% to 60% in fixed income securities.  Under normal circumstances, equity securities will represent at least 25% of total assets, and fixed income securities may represent as much as 75%, but not less than 25% of total assets.  The FUND will evaluate the split between equity securities and fixed income securities on an ongoing basis to determine the appropriate split.  The FUND may invest up to 15% of its assets in high-yield bonds that are below investment grade.

When choosing publicly traded stock investments, the FUND utilizes a fundamental based or value investment analysis approach to achieve both growth and capital preservation. Fundamental base investing focuses on identifying differences between the market's perception and price of a company's stock and the intrinsic value that a knowledgeable investor would place on the entire company as an ongoing enterprise. Intrinsic value typically takes into consideration fundamental business factors such as a company's earning power, cash flow, balance sheet, franchise or brand value, proprietary market position assets, including intellectual property, and competitive advantages which drive the long-term performance of the company and is assessed by analyzing the worth of such factors. The market's perception can cause an undervaluation or overvaluation of a company relative to its true intrinsic value when the appropriate value for the entire enterprise is not well understood or when an entire market sector falls into disfavor without regard for the merits of an individual company. The characteristics of the FUND’s practical application of the value and fundamental based investment philosophy results in portfolios that are spread over the spectrum of industries and capitalization (size), with a typical holding period of two-four years (low turnover). The FUND’s approach in equities, public or private, focuses on identifying the fundamental intrinsic value of a company taken as a whole, and buys stocks that are below that intrinsic value and sells stocks when approaching or above that intrinsic value. When followed with discipline, the approach is expected to generate superior long term returns with less variability. Individual stock equities may be oriented either to large-cap dividend-generating companies or companies that do not necessarily generate dividends, but can be of any capitalization size.

Table of contents - Prospectus
8

    When choosing publicly traded debt and bond investments, the FUND invests in both domestic and foreign securities as well as corporate debt securities of high quality companies. In the case of corporate debt, a similar process to evaluating the condition of the company as employed in equity security assessment is utilized along with more typical debt analysis such as debt service coverage issues and overall debt to capitalization. The income generating securities are principally made up of US dollar denominated debt instruments, preferred stocks (domestic or international) or other investment companies. The FUND’s investments in fixed income securities include an unconstrained approach with regard to maturities, issuer type, domicile, and investment grades, and may include high yield bonds (also known as “junk bonds”) which are rated below investment grade. The FUND invests in debt securities that have a maturity that is between 1 and 15 years.  Under normal circumstances, the FUND’s portfolio will have an average dollar weighted maturity between 3 and 15 years and an average duration of 2 to 5 years.  Duration is a measurement of price sensitivity to interest rate changes. The FUND may investment in mortgage-backed securities.

When choosing private non-publicly traded equity investments, whether opportunistic or defensive, the FUND utilizes an approach that is similar to that employed for public stocks and focuses on intrinsic value which takes into consideration fundamental business factors such as a company's earning power, franchise or brand value, proprietary market position, assets, management teams and competitive advantages which drive the long-term performance of the company and which are assessed by analyzing the worth of such factors. The type of private equity investments in which the FUND invests includes private investments in public companies, investments in private companies in need of capital, and investments in private equity companies whose principal business is to invest in, lend capital to or provide services to privately held companies. The portion of assets allocated to the private equity portion of the portfolios can be spread over the spectrum of industries and capitalization, with a typical holding period of three to seven years. The FUND’s approach focuses on identifying the fundamental intrinsic value of a company and the potential for growth as well as the risk mitigation necessary in private transactions. The objective in the private equity type allocations is to invest in opportunities that have higher potential returns and lower volatility than available in publicly-traded securities. The form of the investment – equity or debt – is a secondary consideration to the total return opportunity. The FUND’s private equity investments could be opportunistic, in the sense of being underpriced in comparison to their intrinsic or potential upside value, or defensive, in the sense of offering favorable characteristics to current market or economic conditions (for example, inflation).

The FUND will invest opportunistically in either equity or debt securities, and may be wholly invested in either equity or debt securities as determined by the Advisor.

Table of contents - Prospectus
9

            The FUND evaluates investment opportunities across asset classes as dictated by broad market and economic conditions.

Non-Principal Investment Strategies

To generate additional income, hedge against a possible loss in the value of securities it holds, or find entry points at more attractive prices on individual equities, the FUND may write options, both calls and puts. (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option. The writer of a put option receives a premium but has the risk of the stock being assigned to them in a declining market.) To hedge against a possible loss in the value of its portfolio caused by a general decline in the stock market, the FUND may purchase stock index put options (stock index put options increase in value when the index declines).

Portfolio Turnover

The FUND does not engage in trading for short-term profits, but when the circumstances warrant, the FUND may sell securities without regard to the length of time held.  The FUND will typically hold an equity security until either the security price reaches at least the Advisor’s target valuation level or the FUND determines that the security’s price is unlikely to reach that level.  The FUND may hold stocks for several years or longer.

Temporary Defensive Positions

In addition to investments made specifically for opportunistic reasons, as discussed above, the FUND may, in response to adverse market, economic or other conditions, take temporary defensive positions.  This means the FUND will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The FUND may not be able to achieve its investment objective of long-term growth of capital to the extent it invests in money market instruments since those securities earn interest but do not appreciate in value.  Under normal market conditions, the FUND may hold some cash and money market positions to pay FUND expenses, satisfy redemption requests, or take advantage of investment opportunities.

Principal Investment Risks

The FUND is subject to the following principal risks:

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Table of contents - Prospectus
10

Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the FUND may invest.  The value of your investment in the FUND may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the FUND to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities.   Debt securities are also subject to prepayment risk when interest rates decrease.  Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If prepayment occurs, the FUND may have to replace the security by investing the proceeds in a less attractive security.

Emerging Markets Risk.   The FUND may invest in emerging markets, which may carry more risk than investing in developed foreign markets.  Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the FUND can generate brokerage expenses.  Shareholders of the FUND will indirectly be subject to the fees and expenses of the individual ETFs in which the FUND invests, in addition to the FUND’s own fees and expenses.

Foreign Securities Risk. The FUND may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection.

Table of contents - Prospectus
11

High Yield Risk.  The FUND’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”).  Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality.  Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy.  In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk.  Shareholders of the FUND will indirectly be subject to the fees and expenses of the other investment companies in which the FUND invests and these fees and expenses are in addition to the fees and expenses that FUND shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Liquidity Risk.  Certain securities held by the FUND may be difficult (or impossible) to sell at the time and at the price the FUND would like. As a result, the FUND may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the FUND may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Master Limited Partnership (“MLP”) Risk. Securities of master limited partnerships are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the FUND’s after-tax return from its MLP investment would be materially reduced.

Non-Diversification Risk. Because the FUND is non-diversified (meaning that compared to diversified mutual funds, the FUND may invest a greater percentage of its assets in a particular issuer), the FUND’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the FUND is more sensitive to economic, business and political changes which may result in greater price fluctuations of the FUND’s shares.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally fair valued as they are not traded frequently. The FUND may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the FUND to be less liquid.

Table of contents - Prospectus
12

Private Placement Risk.  The FUND may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended.  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the FUND may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in FUND returns.

The FUND is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FUND.

Non-Principal Investment Risks

The FUND is subject to the following non-principal risk:

Derivatives Risk.  The risks of investments in options and futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Disclosure of Portfolio Holdings

A description of the FUND’s policies and procedures with respect to the disclosure of the FUND’s portfolio securities is available in the FUND’s Statement of Additional Information (“SAI”).

MANAGEMENT

Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND.  The Advisor’s address is:

Table of contents - Prospectus
13

1000 THREE LINCOLN CENTRE
5430 LBJ FREEWAY LB3
DALLAS, TEXAS 75240-2650

As the investment advisor to the FUND, the Advisor manages the investment portfolio of the FUND.  The Advisor makes the decisions as to which securities to buy and which securities to sell.

The Advisor will receive an advisory fee from the FUND at an annual rate of 0.80% of the Fund’s average daily net assets. In addition to the advisory fee, the FUND incurs other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary fund expenses.  (Acquired Fund Fees and Expenses are indirect fees that the FUND incurs from investing in the shares of other investment companies.)

During the last fiscal year, the Predecessor Fund paid the Advisor an annual investment advisory fee equal to 0.90% of the average daily net assets of the Predecessor Fund.

A discussion of the basis for the Board’s initial approval of the FUND’s advisory agreement will be available in the FUND’s Semi-Annual Report to Shareholders for the period ending December 31.

The portfolio management team for the FUND currently is comprised of Gary B. Wood, Ph.D., John A. Stetter, and Gregory B. Wood, each of whom have served as co-portfolio managers of the FUND since its inception in 2016.  Dr. Wood has been President of the Advisor since its inception in 1981.  Dr. Wood also controls the Advisor.  Mr. Stetter has been a portfolio manager with the Advisor since 1994. Mr. Wood is the Treasurer of the Advisor.  As co‑managers, Dr. Wood, Mr. Stetter and Mr. Wood have equal authority to manage the FUND’s portfolio.  The FUND’s SAI provides additional information about the compensation of the portfolio managers, other accounts managed by them and their ownership of shares of the FUND.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the FUND and at which shareholders redeem shares of the FUND is called its net asset value (“NAV”).  The FUND normally calculates its NAV as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on holidays and weekends.  The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The FUND calculates its NAV based on the market prices of the securities (other than money market instruments) it holds.  The FUND’s securities with remaining maturities of 60 days or less are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Amortized cost is not used if the issuer experiences credit or other impairments, in which case such securities are fair valued under the supervision of the FUND’s Board. If market quotations are not available, the FUND will value securities at their fair value by and under the supervision of the Board.  Mutual funds are generally priced at the ending NAV provided by the service agent, while ETFs are valued at the last reported sales price.

Table of contents - Prospectus
14

The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the FUND’s NAV is calculated. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest closing price, unless events materially affecting the value of foreign securities occur. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the FUND may value foreign securities at fair value, taking into account such events, when it calculates its NAV.

The fair value of a security is the amount which the FUND might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the FUND may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Because some foreign markets are open on days when the FUND does not price its shares, the value of the FUND’s holdings (and correspondingly, the FUND’s NAV) could change at a time when you are not able to buy or sell FUND shares. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE.  Further, there can be no assurance that the FUND could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the FUND determines its NAV per share.

The FUND will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:
a.	New accounts
•	All accounts $500
b.	Existing accounts
•	Purchases by mail and Automatic Investment Plan $100
•	Purchases by wire and electronic funds transfer $500

3.
Complete the New Account Application accompanying this Prospectus, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The FUND has additional New Account Applications and remittance forms if you need them.)  If you have any questions, please call (972) 701-5400 or 1-800-294-1699.

Table of contents - Prospectus
15

4.
Make your check payable to “Concorde Funds, Inc.”  All checks must be in U.S. dollars drawn on a domestic financial institution.  The FUND does not accept payment in cash or money orders. Also, to prevent check fraud, the FUND does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The FUND is unable to accept any conditional order or payment.  U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the FUND, for any payment that is returned.  It is the policy of the FUND not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The FUND reserves the right to reject any application.

5.	Send the application and check to:
BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

The FUND does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the FUND.

BY TELEPHONE

Telephone Purchase Option:  Investors may purchase additional shares by calling 1‑800‑294‑1699.  If elected on your account application, and if your account has been open for 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) system.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the NAV calculated on the day of your purchase order.  Once a telephone transaction has been placed, it cannot be canceled or modified.

BY WIRE

Initial Investment — By wire: If you are making an initial investment in the FUND, before you wire funds, please contact the Transfer Agent at 1-800-294-1699 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments — By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.

Table of contents - Prospectus
16

Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-294-1699 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the FUND.

You should wire funds to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Concorde Wealth Management Fund)
(shareholder name)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The FUND and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Once you open your account, you may make subsequent investments into the FUND through an Automatic Investment Plan (“AIP”).  If you use an AIP, the investment minimum amount is $100.  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The FUND is unable to debit mutual fund or pass through accounts.  The FUND may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date.  If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account.  Please contact the Transfer Agent at 1-800-294-1699 for more information about the FUND’s AIP.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the FUND’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-294-1699 if you need additional assistance when completing your application.  Also note that FUND shares are not available for purchase by foreign (non-U.S.) investors.

Table of contents - Prospectus
17

If the FUND does not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received.    The FUND may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Advisor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.  If at any time the Advisor or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Advisor or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the FUND.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the FUND or the Advisor. Some broker-dealers may purchase and redeem shares on a three-day settlement basis (i.e., payment occurs three business days after the purchase or redemption).

The FUND may enter into agreements with broker-dealers, financial intermediaries or other service providers (“Servicing Agents”) that may include the FUND as an investment alternative in the programs they offer or administer.  Servicing agents may:

•
Become shareholders of record of the FUND.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the FUND’s minimum purchase requirements.

•
Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the FUND.  These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the FUND.

•
Charge fees to their customers for the services they provide them.  In addition, the FUND and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to accept purchase orders on behalf of the FUND (and designate other Servicing Agents to accept purchase orders on behalf of the FUND).  This means that the FUND will process the purchase order at the NAV which is determined following the Servicing Agent’s acceptance of the customer’s order.

Table of contents - Prospectus
18

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.  When you purchase shares of the FUND through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the FUND on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the FUND within the period specified in its agreement with the FUND, the Servicing Agent may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the FUND

The FUND may reject any request to purchase shares of the FUND for any reason.

Shares of the FUND may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number.  This Prospectus should not be considered a solicitation or offering of FUND shares to non-U.S. citizens or non-resident aliens.  As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

The FUND will not issue certificates evidencing shares purchased.  Instead, the FUND will send investors a written confirmation for all purchases of shares.

The FUND offers the following retirement plans:

•	Traditional IRA
•	Roth IRA
•	SEP-IRA

Investors can obtain further information about the retirement plans by calling the FUND at (972) 701-5400.  The FUND recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Householding

In an effort to decrease costs, the FUND intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the FUND receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Table of contents - Prospectus
19

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	the name of the FUND;

•	account number(s);

•	the amount of money or number of shares being redeemed;

•	the name(s) on the account;

•	daytime phone number; and

•
additional information that the FUND may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Transfer Agent, in advance, at 1-800-294-1699 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.
Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution, whether a Medallion program member or a non-Medallion program member, in the following situations:

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	if a change of address was received by the Transfer Agent within the last 15 calendar days; or

•	if ownership is being changed on your account.

In addition to the situations described above, the FUND and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

Table of contents - Prospectus
20

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the Post Office Box address.

The FUND does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the FUND.

How to Redeem (Sell) Shares by Telephone

1.	Instruct the Transfer Agent that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the New Account Application. If you have already opened an account, you may write to the Transfer Agent requesting this option. When you do so, please sign the request exactly as your account is registered. In order to determine if you will need a signature guarantee or other acceptable signature verification, please contact the Transfer Agent at 1‑800‑294-1699.
2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.
3.	Call the Transfer Agent at 1-800-294-1699. Please do not call the FUND or the Advisor.

Once a telephone transaction has been placed, it cannot be cancelled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

•
The Transfer Agent receives your written request in good order with all required information and documents as necessary.  Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of FUND shares for certain account types.

•	The Transfer Agent receives your authorized telephone request in good order with all required information.

•
If the FUND has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the FUND, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

Table of contents - Prospectus
21

Payment of Redemption Proceeds

•
The Transfer Agent normally sends redemption proceeds as soon as practicable (normally within seven business days) after the FUND or its agents receives the request in good order.  Checks will not be forwarded by the U.S. Postal Service, so please notify us if your address has changed prior to a redemption request.  Proceeds will be sent to you in this way, unless you request one of the alternatives described below.

•
For those shareholders who redeem by telephone, or if you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”), if your bank is a member of the ACH system, or wire to a properly pre-authorized bank account.  Proceeds sent via an EFT generally take two to three business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price.  Wires are subject to a $15 fee paid by the investor.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the FUND, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. Shares held in IRA accounts may be redeemed by telephone at 1-800-294-1699. IRA investors will be asked whether or not to withhold taxes from any distribution.

•
As permitted by the Investment Company Act of 1940, as amended, the FUND may delay the payment of redemption proceeds for up to seven days.  The FUND may delay redemption requests for up to seven days during periods of market volatility or when a shareholder’s trade activity or amount adversely impacts the FUND’s ability to manage its assets.  In addition, the FUND can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the SEC.

•
If you purchased shares by check, or by EFT, the FUND may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 calendar days from the date of purchase).

•
Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with a signature guarantee.

Table of contents - Prospectus
22

•
Redemption proceeds will be sent to the Transfer Agent address of record.  The Transfer Agent will send the proceeds of a redemption to an address, person or account other than that shown on its records only if the shareholder has sent in a written request with a signature guarantee.

•
The FUND reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the FUND and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time.  Neither the FUND nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.

•	The Transfer Agent currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.

•
If your account balance falls below $250 because you redeem shares, the FUND reserves the right to notify you to make additional investments within 60 days so that your account balance is $250 or more.  If you do not, the FUND may close your account and mail the redemption proceeds to you.

•	If an account has more than one owner or authorized person, the FUND will accept telephone instructions from any one owner or authorized person.

•
The FUND may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the FUND with identification required by law; (2) if the FUND is unable to verify the information received from the shareholder; and (3) to reimburse the FUND for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.  Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Unclaimed Property

It is important to maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable.  Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or the FUND) is required to attempt to locate the shareholder or rightful owner of the account.  If the financial intermediary or plan sponsor (or the FUND) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or the FUND) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of the FUND) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction.

Table of contents - Prospectus
23

Frequent Purchases and Redemptions of FUND Shares

Frequent purchases and redemptions of FUND shares by a shareholder may harm other FUND shareholders by interfering with the efficient management of the FUND’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the FUND’s Board has determined not to adopt policies and procedures that discourage or accommodate frequent purchases and redemptions of FUND shares because, to date, the FUND has not experienced frequent purchases and redemptions of FUND shares that have been disruptive to the FUND, and the FUND does not appear to be particularly attractive to investors that utilize a market timing strategy.

The FUND’s Board believes that the FUND is not particularly attractive to investors utilizing a market timing strategy because the performance of the FUND historically has tended not to correlate directly with those of the major equity indices.  The officers of the FUND receive reports on a regular basis as to purchases and redemptions of FUND shares and review these reports to determine if there is any unusual trading in FUND shares that are disruptive to the FUND.  The officers of the FUND will report to the Board any such unusual trading in FUND shares.  In such event, the Board may reconsider its decision not to adopt policies and procedures with respect to market timing.

Distribution Plan

The FUND has adopted a distribution plan under Rule 12b‑1 of the Investment Company Act of 1940 (the “Distribution Plan”) that allows the FUND to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders.  The Distribution Plan allows the FUND to finance with FUND assets activities that promote the sale and retention of the FUND’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders.  The Distribution Plan authorizes the FUND to pay up to 0.25% of average daily net assets for distribution and other services.

Currently, the Board has not authorized payments under the Distribution Plan and, as a result, the FUND currently neither accrues nor pays any fees under the Distribution Plan.  If the FUND was using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The FUND distributes substantially all of its net investment income and substantially all of its capital gains annually.  Distribution from net investment income and capital gains, if any, are generally declared and paid in December. You have three distribution options:

•	Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional FUND shares.

•	All Cash Option — Dividend and capital gains distributions will be paid in cash.

Table of contents - Prospectus
24

•	Capital gains distributions will be reinvested in additional FUND shares and dividends will be paid in cash.

If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the FUND reserves the right to reinvest the distribution check in your account, at the FUND’s current NAV, and to reinvest all subsequent distributions.

You may make this election on the New Account Application.  You may change your election by writing or calling the Transfer Agent in advance of the next distribution.

The FUND’s distributions, whether received in cash or additional shares of the FUND, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or long-term capital gains.  In managing the FUND, the Advisor considers the tax effects of its investment decisions to be of secondary importance.
The FUND expects that its distributions generally will consist primarily of long-term capital gains.  Distributions of net capital gain are subject to tax as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum rate of 20%) regardless of the length of time you have held FUND shares.  If you purchase shares at a time when the FUND has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.
Distributions of the FUND’s investment company taxable income (which includes, but is not limited to, interest, dividends, and net short-term capital gain), are generally taxable to the FUND’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the FUND’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the FUND’s distributions of investment company taxable income may qualify for the dividends-received deduction to the extent the FUND receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction, and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the FUND’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.
You will be taxed in the same manner whether you receive your distributions in cash or reinvest them in additional shares of the FUND.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  The federal income tax status of all distributions made by the FUND for the preceding year will be annually reported to shareholders.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of:  (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds.  The FUND’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of FUND shares is includable in such shareholder’s investment income for purposes of this Medicare tax.
Table of contents - Prospectus
25

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares.  This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.  Any loss recognized by a shareholder upon a taxable redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received or deemed to be received with respect to such shares.  A loss realized on the redemption of shares of the FUND will be disallowed to the extent shares of the FUND are acquired (through reinvestment of distributions or otherwise) in a 61-day period beginning 30 days before and ending 30 days after the date of such redemption.  In that event, the basis of the replacement shares of the FUND will be adjusted to reflect the disallowed loss.
Federal law requires the FUND to report its shareholders’ cost basis, gain or loss, and holding period with respect to “covered shares” of the FUND to the Internal Revenue Service on the shareholders’ Form 1099-Bs when the “covered” shares are sold.
The FUND has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the FUND will use to determine which specific shares are deemed to be redeemed when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The FUND’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Form 1099-Bs if you do not select an alternative IRS-approved tax lot identification method.  You may choose an alternative IRS-approved method other than the FUND’s standing method at the time of your purchase or upon the sale of covered shares.
The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  FUND shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Under current IRS cost basis tax reporting regulations, the FUND is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.
If you hold shares in a FUND through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the FUND by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the FUND and its shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the FUND.  Legislation, judicial, or administrative action may change the tax rules that apply to the FUND or its shareholders and any such change may be retroactive.  You should consult your tax advisers to determine the federal, state, local and non U.S. tax consequences of owning FUND shares.
Table of contents - Prospectus
26

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the FUND’s financial performance for its past five years.  Certain information reflects financial results for a single FUND share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the FUND (assuming reinvestment of all dividends and distributions).  This information has been audited by Brad A. Kinder, CPA, the independent registered public accounting firm, whose report, along with the FUND’s financial statements, are included in the Predecessor Fund’s Annual Report which is available upon request.

After the close of business on July 22, 2016, the FUND acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the FUND. As a result of the Reorganization, the FUND adopted the financial and performance history of the Predecessor Fund. For the periods shown below, the information reflects the financial performance of the Predecessor Fund.

CONCORDE WEALTH MANAGEMENT FUND

	Fiscal Years Ended September 30,
	Six Months Ended March 31, 2016(2) (Unaudited)	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.79	$16.50	$14.22	$12.34	$9.97	$10.65
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)	(0.07)	(0.02)	0.03	0.02	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.55	(1.29)	2.33	1.87	2.35	(0.65)
Total from investment operations	0.53	(1.36)	2.31	1.90	2.37	(0.68)

Less distributions:
From net investment income	—	—	(0.03)	(0.02)	—	—
From net realized gains	(0.84)	(1.35)	—	—	—	—
Total distributions	(0.84)	(1.35)	(0.03)	(0.02)	—	—
Net asset value, end of period	$13.48	$13.79	$16.50	$14.22	$12.34	$9.97
TOTAL RETURN	3.88%	(8.90)%	16.29%	15.46%	23.77%	(6.38%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$9,306	$9,138	$11,882	$11,279	$11,027	$9,331
Ratio of expenses to average net assets	2.63%	2.28%	2.06%	2.09%	2.12%	2.07%
Ratio of net investment income (loss) to average net assets	(0.34)%	(0.40)%	(0.16)%	0.24%	0.19%	(0.24%)
Portfolio turnover rate	27%	57%	32%	34%	19%	37%
(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(2)	Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.

Table of contents - Prospectus
27

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the FUND through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

*Not part of the Prospectus*

Table of contents - Prospectus
28

To learn more about the FUND, you may want to read the FUND’s SAI which contains additional information about the FUND. The FUND has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.   The annual and semi-annual reports provide additional information about the FUND’s investments, as well as the most recent financial reports and portfolio listings.  The annual report will contain a discussion of the market conditions and investment strategies that affected the FUND’s performance during the last fiscal year.
The SAI and the annual and semi-annual reports, once available, are available to shareholders and prospective investors without charge, simply by calling US. Bancorp Fund Services, LLC at 1‑800‑294-1699 or by writing to:

Concorde Funds
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

The FUND does not currently have an Internet web site.  Prospective investors and shareholders who have questions about the FUND may also call the above number or write to the above address.
The general public can review and copy information about the FUND (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call (202) 551-8090 for information on the operation of the Public Reference Room.) Reports and other information about the Concorde Funds are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

SEC File No. 811-05339

Concorde Wealth Management Fund

PROSPECTUS
July 22, 2016

Table of contents - Prospectus

STATEMENT OF ADDITIONAL INFORMATION
CONCORDE WEALTH MANAGEMENT FUND
(Ticker Symbol: CONWX)

CONCORDE FUNDS, INC.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

July 22, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Concorde Wealth Management Fund (the “FUND”), a series of Concorde Funds, Inc., dated July 22, 2016.  Requests for copies of the Prospectus should be made in writing to Concorde Funds, Inc., 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, Attention: Corporate Secretary or by calling (972) 701-5400.

The FUND acquired the assets and liabilities of Concorde Value Fund (the “Predecessor Fund”) after the close of business on July 22, 2016.  As a result of the reorganization, the FUND is the accounting successor of the Predecessor Fund.  The financial statements and financial highlights for the Predecessor Fund (File Nos. 033-17423 and 811-05339) for the fiscal year ended September 30, 2015, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on November 24, 2015 (Accession No. 0000898531-15-000494), are hereby incorporated herein by reference into this SAI.  These financial statements have been audited by Brad A. Kinder, CPA, the independent registered public accounting firm, whose report thereon is incorporated herein by reference.  The financial statements and financial highlights for the Predecessor Fund for the fiscal period ended March 31, 2015, which are contained in the Semi-Annual Report for that fiscal period, filed with the Securities and Exchange Commission on June 9, 2016 (Accession No. 0000898531-16-000855), are hereby incorporated herein by reference into this SAI.  These financial statements and financial highlights have not been audited.

Shareholders may obtain a copy of the Annual Report and Semi-Annual Report, without charge, by calling the FUND’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) at 1-800-294-1699.

CONCORDE FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated July 22, 2016 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.

This SAI does not constitute an offer to sell securities.

i

FUND HISTORY AND CLASSIFICATION

Concorde Funds, Inc. (the “Corporation”) is an open-end, diversified management investment company comprised of one series – the “Concorde Wealth Management Fund” (the “FUND”). Concorde Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Concorde Funds, Inc. was incorporated under the laws of Texas on September 21, 1987.

The FUND is a newly organized series of the Corporation. Pursuant to a Plan of Acquisition and Liquidation between the FUND and the Concorde Value Fund, a former series of the Corporation (the “Predecessor Fund”), the FUND acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the FUND after the close of business on July 22, 2016 (the “Reorganization”). As a result of the Reorganization, the FUND is the accounting successor of the Predecessor Fund. For periods prior to July 22, 2016, financial and other information shown herein for the FUND is that of the Predecessor Fund.

INVESTMENT RESTRICTIONS

The FUND has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:

1.	The FUND may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the FUND’s total assets (computed immediately after the borrowing ).

2.
The FUND may not purchase a security if, as a result, more than 25% of the FUND’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2)  investments in issuers domiciled in a single jurisdiction. Notwithstanding the foregoing, the FUND may not invest more than 25% of its total assets in securities issued by a single foreign government.

3.	The FUND may not underwrite securities issued by others, except to the extent that the FUND may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Table of Contents - Statement of Additional Information

Table of Contents - Statement of Additional Information

4.	The FUND may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of a loan.

5.	The FUND may not purchase or sell real estate, except that, to the extent permitted by law, the FUND may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.	The FUND may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the FUND from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

7.	The FUND may not issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of the FUND’s assets will not constitute a violation of that restriction (other than with respect to those percentage restrictions relating to bank borrowings, issuing senior securities, and illiquid securities).

Since the FUND is non-diversified (meaning that compared to diversified mutual funds, the FUND may invest a greater percentage of its assets in a particular issuer), the FUND’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the non-diversified FUND may be more sensitive to economic, business and political changes, because of the larger impact of fluctuation in the values of securities of fewer issuers.

INVESTMENT POLICIES AND PRACTICES

The FUND’s Prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Common Stocks

The FUND invests in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  The FUND participates in the success or failure of any company in which it holds stock.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Table of Contents - Statement of Additional Information

Preferred Stocks

The FUND may invest in preferred stocks.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities

The FUND may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, if the market price of the underlying common stock increases.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (namely, strictly on the basis of its yield).  The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates (namely, the investment value of the convertible security rises when the interest rates fall and falls when the interest rates rise).  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value.  If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

Table of Contents - Statement of Additional Information

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the FUND is called for redemption or conversion, the FUND could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the FUND’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Illiquid Securities

The FUND may invest up to 15% of its net assets in illiquid securities.  The Board of Directors of the Corporation (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations.  Illiquid securities may include repurchase agreements maturing in more than seven days and other securities that are not readily marketable. If securities that were liquid at the time of purchase subsequently become illiquid and result in the FUND holding illiquid securities in excess of 15% of its net assets, the FUND will no longer purchase additional illiquid securities and will reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the FUND.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  As described below, in some cases, securities subject to legal or contractual restrictions on resales may not be deemed to be illiquid (see “Restricted Securities” below).  Mutual funds do not typically hold a significant amount of these illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the FUND might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days

Table of Contents - Statement of Additional Information

Private Equity Risk

The FUND may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, the FUND may invest in venture capital or private equity funds, direct private equity investments and other investments that the Advisor determines to have limited liquidity. There may be no trading market for such securities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Positions in such securities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, if the FUND holds such positions then it may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in such securities may cause the FUND to be less liquid than would otherwise be the case.

Restricted Securities.

The FUND may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the FUND may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The FUND may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Advisor and the Board.  The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Advisor and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the FUND’s holdings of illiquid securities will be reviewed to determine what action, if any, is appropriate.  The FUND  may determine that it is appropriate to continue to hold such instrument for a period of time to avoid a distressed sale which would be harmful to shareholders.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the FUND might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The FUND might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Table of Contents - Statement of Additional Information

Repurchase Agreements and Other Short-Term Investments

The FUND may enter into repurchase agreements with banks or certain non-bank broker/dealers.  In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price.  The repurchase price reflects an agreed-upon interest rate during the time the FUND’s money is invested in the security.  Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased.  The FUND’s risk is the ability of the seller to pay the agreed-upon price on the delivery date.  If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  To the extent the value of the security decreases, the FUND could experience a loss.  The Board has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

In addition, the FUND may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s and unrated debt securities which are deemed by Concorde Financial Corporation (the “Advisor”) to be of comparable quality.  The FUND may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000.  The FUND will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay FUND expenses and potential redemption requests.  However, when investing for temporary defensive purposes, up to 100% of the FUND’s assets may be invested in such securities.

U.S. Government Securities

The FUND may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality.  While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Table of Contents - Statement of Additional Information

Debt Securities

The FUND may invest in debt securities, including those convertible into common stocks.

Debt securities purchased by each Fund will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.

The FUND considers investment grade securities to be those rated BBB- or higher by Standard and Poor’s® Financial Services LLC, a subsidiary of the McGraw-Hill Companies, Inc. (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc.  (“Moody’s”), or an equivalent rating by Fitch, Inc.© (“Fitch”), or determined to be of comparable quality by the Advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB- by S&P® or Baa3 by Moody’s), sometimes called “high yield bonds” or “junk bonds,” have speculative characteristics, and changes in the economy or other circumstances are more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The higher yields from lower-rated securities may compensate for the higher default rates on such securities.  However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future.  Issuers of these securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced.  Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade debt securities.  There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors.  In periods of reduced market liquidity, lower-rated securities’ prices may become more volatile and the FUND’s ability to dispose of particular issues when necessary to meet the FUND’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Table of Contents - Statement of Additional Information

The ratings of S&P®, Moody’s and other nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of those rating agencies as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by the FUND, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the FUND.  The Advisor will consider such an event in determining whether the Fund involved should continue to hold the security.

Foreign Securities

The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies.  The FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated.  The FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies.  Securities of foreign issuers in the form of American Depository Receipts (“ADRs”) that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations.  The FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND’s income without providing a tax credit for the FUND’s shareholders.  Although the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Table of Contents - Statement of Additional Information

The FUND may invest in non-U.S. debt securities, including those in emerging markets.  Non-U.S. debt securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries.  Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  Investing in emerging market debt securities can pose some risks greater than and in addition to risks of investing in other non-U.S. debt securities.  These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the FUND. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for the FUND’s portfolio securities.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets

The FUND may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  The Advisor considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).  Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Table of Contents - Statement of Additional Information

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  The FUND could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the FUND of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.  Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies.  The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the FUND’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect FUND assets should any of those conditions recur.  In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Hedging Instruments

Index Options Transactions. The FUND may purchase put and call options and write call options on stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the NYSE MKT LLC and other exchanges.  Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the FUND’s 10% limitation on investment in illiquid securities. See “Illiquid Securities.”

Table of Contents - Statement of Additional Information

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the FUND may buy or sell; however, the Advisor intends to comply with all limitations.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUND will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The FUND will not enter into an option position that exposes the FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Advisor may utilize index options as a technique to leverage the portfolios of the FUND.  If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUND will be enhanced.  If the Advisor has the FUND take a position in options and stock prices move in a direction contrary to the Advisor’s forecast however, the FUND would incur losses greater than the FUND would have incurred without the options position.

Options on Securities. The FUND may buy put and call options and write (sell) call options on securities.  By writing a call option and receiving a premium, the FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.  By buying a call option, the FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price.  Options on securities written by the FUND will be traded on recognized securities exchanges.

Table of Contents - Statement of Additional Information

When writing call options on securities, the FUND may cover its position by owning the underlying security on which the option is written.  Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the FUND may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the FUND.  The principal reason for the FUND to write call options on stocks held by the FUND is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

When the FUND wishes to terminate the FUND’s obligation with respect to an option it has written, the FUND may effect a “closing purchase transaction.”  The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND.  The effect of the purchase is that the writer’s position will be canceled.  However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option.  When the FUND is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.”  The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.  If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

The FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the call option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option.  The FUND also will realize a gain if a call option which the FUND has written lapses unexercised, because the FUND would retain the premium.

The FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option.  If a put or a call option which the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUND.  In such event, the FUND would be unable to realize its profits or limit its losses until the FUND would exercise options it holds and the FUND would remain obligated until options it wrote were exercised or expired.

Table of Contents - Statement of Additional Information

Because option premiums paid or received by the FUND are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Senior Securities

Pursuant to Section 18(f)(1) of the 1940 Act, the FUND may not issue any class of senior security or sell any senior security of which it is the issuer, except that the FUND shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the FUND shall reduce the amount of its borrowings, within 3 days, excluding holidays and Sundays, to an extent that the asset coverage shall be at least 300%. In accordance with Section 18 of the 1940 Act, the FUND will not mortgage, pledge or hypothecate its assets in an amount exceeding 331/3% of the value of its total assets

Securities of Other Registered Investment Companies

The FUND may invest up to 10% of its net assets in shares of registered investment companies.  The FUND will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUND) if (a) the FUND and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.  The FUND may invest more in money market funds.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests.  By investing indirectly through the FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company’s shares.

Exchange-Traded Funds

The FUND may invest in exchange-traded funds (“ETFs”).  ETFs are investment companies that are bought and sold on a securities exchange.  An ETF generally represents a fixed portfolio of securities designed to track a particular market segment or index.  ETFs have expenses associated with their operation, typically including advisory fees. When the FUND invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.  The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the FUND will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

Table of Contents - Statement of Additional Information

Real Estate Investment Trusts

The FUND may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The FUND intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the FUND’s distributions may also be designated as a return of capital.

Cybersecurity Risk

As technology becomes more integrated into the FUND’s operations, the FUND will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the FUND to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the FUND to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the FUND’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the FUND works closely with third-party service providers (e.g., administrators, transfer agents, custodians and other financial intermediaries), cybersecurity breaches at such third-party service providers may subject the FUND to many of the same risks associated with direct cybersecurity breaches. The FUND may experience investment losses in the event of cybersecurity breaches at any of the issuers in which the FUND may invest. While the FUND has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

PORTFOLIO TURNOVER

The FUND does not trade actively for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held.  The FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued.  The Advisor is prepared to hold stocks for several years or longer, if necessary.  The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the FUND, even if the same security has only recently been sold.  In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders.  Subject to those considerations, the FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose.  Since investment decisions are based on the anticipated contribution of the security in question to the FUND’s objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and the FUND’s annual portfolio turnover rate may vary from year to year.

Table of Contents - Statement of Additional Information

The annual portfolio turnover rate indicates changes in the FUND’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.

High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUND.  In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxed at ordinary income rates.

For the fiscal periods indicated below the Predecessor Fund’s portfolio turnover rate was:

Portfolio Turnover During fiscal years ended September 30,
2015	2014
57%	32%

The portfolio turnover rate is calculated by dividing the lesser of the FUND’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The FUND has adopted policies and procedures relating to the disclosure of the FUND’s portfolio holdings information (the “Policy”).  The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the FUND’s shareholders and to address any conflicts between the shareholders of the FUND and those of the Advisor or any other affiliate of the FUND.

The FUND has entered into arrangements with certain third party service providers for services that require these groups to have access to the FUND’s portfolio on a daily basis.  As a result, such third party services providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  Specifically, for example, the FUND may disclose portfolio holdings information to the fund accountant who is responsible for maintaining the accounting records of the FUND, which includes maintaining a current portfolio of the FUND.  The FUND also undergoes an annual audit which requires the FUND’s independent registered public accounting firm to review the FUND’s portfolio.  In addition to the FUND’s fund accountant, the FUND’s custodian also maintains an up-to-date list of the FUND’s holdings.  Further, the FUND may disclose its portfolio holdings to financial printers for the purpose of preparing FUND regulatory filings, to other service providers such as proxy voting services providers or portfolio management database providers in connection with their providing services to the FUND and to ranking organizations for use in developing a ranking for the FUND.  Each of these parties is contractually and/or ethically prohibited from sharing the FUND’s portfolio unless specifically authorized by the FUND’s President.

Table of Contents - Statement of Additional Information

Additionally, the FUND may provide its entire portfolio to the following ranking organizations: Morningstar, Inc., Lipper, Inc., Standard & Poor’s Rating Group, Bloomberg L.P., Thomson Financial Research, Nelson Investments and Vickers Stock Research.  The FUND’s management has determined that these organizations provided investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The FUND may not pay these organizations or receive any compensation from them for providing this information.  The FUND may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 10 days old.

The Advisor may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Advisor.  These other accounts may be managed in a similar fashion to the FUND and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the FUND’S portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the FUND’s portfolio holdings disclosure policies.

DIRECTORS AND OFFICERS OF THE CORPORATION

As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board.  The Board is responsible for the overall management of the Corporation.  This includes the general supervision and review of the FUND’s investment policies and activities.  The Board approves all significant agreements between the Corporation and those parties furnishing services to it, which include agreements with the Advisor, Administrator, Custodian and Transfer Agent.  The Board appoints officers who conduct and administer the FUND’s day-to-day operations. The Corporation has an audit committee consisting solely of the two Disinterested Directors.  The audit committee plays a significant role in risk oversight as it meets annually with the auditor of the FUND and periodically with the FUND’s Chief Compliance Officer. As Chairman of the Board and Disinterested Director, John H. Wilson is the presiding officer at all meetings of the Board.  Given the size of the Board and the ability of the Disinterested Directors to provide input on meeting agendas, together with the regular executive sessions of the Disinterested Directors and the annual Board self-assessment, the Board believes that the current structure is working effectively. Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Corporation, the nature of its business and industry practices.

Table of Contents - Statement of Additional Information

The name, address, age, principal occupation(s) during the past five years and certain other information with respect to each of the directors and officers of the Corporation are as follows:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Funds in Fund Complex	Other Directorships Held by Director During Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E. Born: 1942 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Director	Indefinite, until successor elected Since 2006	Executive Director of the Murdough Center for Engineering Professionalism and the National Institute for Engineering Ethics, Texas Tech University. He is a former Provost and Senior Vice President for Academic Affairs, Texas Tech University.	1	None

John H. Wilson Born: 1942 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Chairman and Director	Indefinite, until successor elected Since 1992	President of U.S. Equity Corporation, a venture capital firm, since 1983.	1	Capital Southwest Corporation, Encore Wire Corporation

“Interested Persons”

Gary B. Wood, Ph.D.*, ** Born: 1949 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	President and Director	Indefinite, until successor elected (as Director) One‑year term (as officer) Since 1987 Treasurer (1987 – 2014).	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an exempt reporting advisor to funds affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation Holding, NV and its subsidiaries, which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	1	None.

Table of Contents - Statement of Additional Information

John A. Stetter Born: 1955 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.	N/A	N/A

Gregory B. Wood** Born: 1979 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Treasurer and Chief Compliance Officer	One-year term (as Treasurer) Since 2014; (as Chief Compliance Officer) Since 2015.	Vice President of Concorde Investment Management and Concorde Capital since 2014. Commercial banking underwriter at JPMorgan Chase & Co., Inc. (2010 – 2014).	N/A	N/A
____________________________
*	Dr. Wood is a director who is an “interested person” of the FUND as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
**	Dr. Wood and Gregory Wood are father and son, respectively.

Gary B. Wood, Ph.D., has been a Director of the FUND since inception.  His experience and skill as a portfolio manager, as well as his familiarity with investment strategies utilized by the Advisor, led to the conclusion that he should serve as a Director.  John H. Wilson and William Marcy, Ph.D. have served as Directors since 1992 and 2006, respectively.  They are both experienced businessmen and/or investors, and are familiar with financial statements.  Each takes a constructive and thoughtful approach in addressing issues facing the FUND.  This combination of skill and attributes led to the conclusion that each should serve as a Director.

The Board has an audit committee whose members are Mr. John H. Wilson and Dr. William Marcy.  The primary functions of the audit committee are to recommend to the Board the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the FUND’s internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee met one time during the fiscal year ended September 30, 2015.

The Board has no other committees.

During the fiscal year ended September 30, 2015, each Director who is not deemed an “interested person” of the Predecessor Fund received $250 for each Board meeting attended. The Corporation’s standard arrangement with the Directors is to reimburse each Director for expenses incurred in connection with attendance at meetings of the Board.  Neither the Corporation nor the FUND maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or FUND expenses.

Table of Contents - Statement of Additional Information

The following table sets forth the compensation paid by the Corporation to each of the current Directors of the Corporation during the fiscal year ended September 30, 2015:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the FUND	Aggregate Compensation from the Predecessor Fund	Pension or Retirement Benefits Accrued as Part of FUND Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to Director*
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$0	$1,000	$0	$0	$1,000
John H. Wilson	$0	$1,000	$0	$0	$1,000
“Interested Person”
Gary B. Wood, Ph.D.	$0	$0	$0	$0	$0
* The Fund Complex consists of the FUND and the Predecessor Fund.

CODE OF ETHICS

The Corporation and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Subject to certain conditions, this code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the FUND.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale the security is being considered for purchase or sale by the FUND or is being purchased or sold by the FUND.

PROXY VOTING POLICY

The FUND votes proxies in accordance with the Advisor’s proxy voting policy.  With regard to individual securities held by the FUND, the Advisor generally votes as management recommends with respect to corporate governance issues and compensation plans, and on social or corporate responsibility issues in a manner that the Advisor believes will be most likely to increase the value of the security.  With regard to investment companies held by the FUND, the Advisor generally votes to approve existing management or advisory agreements, and votes on a case by case basis proxies related to distribution plans or mergers in the manner determined to be most likely to increase shareholder value, lower actual costs to shareholders or otherwise enhance an investment company’s performance. In the event that a vote presents a conflict of interest between the interests of the FUND and the Advisor, the Advisor will disclose the conflict to the Board and offer the Board the opportunity to instruct the Advisor in voting the securities.  Information regarding how the FUND voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Transfer Agent at 1-800-294-1699, and on the SEC’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the FUND.  Control persons are persons deemed to control the FUND because they own beneficially over 25% of the outstanding shares of the FUND.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the FUND.

Table of Contents - Statement of Additional Information

The Predecessor Fund does not know of any person who owns beneficially, directly or through controlled companies, more than 25% of the Predecessor Fund’s shares or who acknowledges the existence of control.  As of June 30, 2016, the following shareholder was considered to be a principal shareholder of the Predecessor Fund:

Name and Address of Shareholder	Percent of Fund
National Financial Services LLC* 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	97.87%
__________________________
*	As of June 30, 2016, National Financial Services LLC owned of record, but not beneficially, 665,780 shares of the Predecessor Fund or 97.87% of the then outstanding shares.

The following table sets forth the dollar range of shares beneficially owned by each Director in the Predecessor Fund as of December 31, 2015, using the following ranges: None, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

Name of Director	Dollar Range of Shares in the Predecessor Fund	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$0	$0
John H. Wilson	$0	$0
“Interested Person”
Gary B. Wood, Ph.D.	Over $100,000	Over $100,000

As of June 30, 2016, the Directors and Officers of the Corporation as a group owned approximately 2% of the outstanding shares of the Predecessor Fund.  Furthermore, neither the Disinterested Directors, nor members of their immediate family, owned securities beneficially or of record in the Advisor or an affiliate of the Advisor.  Accordingly, neither the Disinterested Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates.

None of the Directors who are disinterested persons, or any members of their immediate family, own shares of the Advisor or companies, other than registered investment companies, controlled by or under common control with the Advisor.

Because the FUND is newly-organized and did not commence operations prior to the date of this SAI, the FUND had no shareholders prior to the Reorganization.

Table of Contents - Statement of Additional Information

INVESTMENT ADVISOR

The investment advisor to the FUND is Concorde Financial Corporation, which does business under the name Concorde Investment Management.  The Advisor is controlled by Gary B. Wood, Ph.D.  Dr. Wood is also President and a Director of the Corporation.  Pursuant to an investment advisory agreement between the FUND and the Advisor (the “Agreement”), the Advisor furnishes continuous investment advisory and management services to the FUND.  For its services to the FUND, the Advisor receives a monthly fee based on the average daily net assets of the FUND at the annual rate of 0.80% for the FUND.

Because the FUND is newly-organized and did not commence operations prior to the date of this SAI, the FUND did not pay any management fees prior to the Reorganization.

During the fiscal years ended September 30, the Predecessor Fund incurred the following advisory fees.

Year	Total Fees Accrued by Advisor	Fees Waived/ Expenses Reimbursed by Advisor	Net Fees Paid to Advisor
2015	$98,225	$0	$98,225
2014	$106,525	$0	$106,525
2013	$97,986	$0	$97,986

Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUND, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUND and maintaining its organization; bears all sales and promotional expenses of the FUND, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all Officers and Directors of the FUND (except the fees paid to Disinterested Directors as such term is defined under the 1940 Act).

The FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering its shares with the SEC and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions.  The FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of the FUND’s assets; expenses of calculating the net asset value (“NAV”) and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

Table of Contents - Statement of Additional Information

The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the Directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the FUND’s shareholders, on a 60-day written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.

The Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

PORTFOLIO MANAGERS

Gary B. Wood, Ph.D., John Stetter, and Gregory B. Wood serve as the portfolio managers jointly responsible for the day-to-day management of the FUND.  The following table shows the number of accounts other than the FUND managed by the portfolio managers and the total assets in the accounts managed within various categories as of March 31, 2016.

	Number of Other Accounts Managed and Total Assets by Account Type		Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$9 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	95	$127 million	0	$0

Material Conflict of Interest.  Where conflicts of interest arise between the FUND and other accounts managed by the co-portfolio managers, the portfolio managers will proceed in a manner that ensures that the FUND will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by portfolio managers.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

The Portfolio Managers’ ownership of shares of the FUND is not provided because the FUND did not commence operations prior to the date of this SAI, and the FUND had no shareholders prior to the Reorganization.

DETERMINATION OF NET ASSET VALUE

The NAV (or price) per share of the FUND is determined by dividing the total value of the FUND’s investments and other assets, less any liabilities, by its number of outstanding shares.  The NAV of the FUND normally will be determined as of the close of trading on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Table of Contents - Statement of Additional Information

Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

The per share NAV of the FUND is determined by dividing the total value of the FUND’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.  In calculating NAV of the FUND, portfolio securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ GlobalMarket and NASDAQ CapitalMarket, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued by an independent pricing service approved by the Company that uses a matrix pricing method or other analytical pricing models. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor.

Short-term instruments (those with remaining maturities of 60 days or less) are valued by an independent pricing service approved by the Advisor which approximates market.

The FUND may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The FUND’s policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued by the Advisor at their fair value under the supervision of the FUND’s Board of Directors, as discussed below.

Table of Contents - Statement of Additional Information

Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined by the Advisor under the supervision of the FUND’s Board of Directors, as discussed below.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.

ANTI-MONEY LAUNDERING PROGRAM

The Corporation has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the FUND’s service providers and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The FUND will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Corporation may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Corporation may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTION OF FUND SHARES

Subject to the FUND’s compliance with applicable regulations, the FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the FUND’s portfolio.  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed.  If a holder of FUND shares receives a distribution in-kind, he would incur brokerage charges when subsequently converting the securities to cash.  Holders of FUND shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the FUND’s net assets at the beginning of the 90 day period will be paid the redemption price in cash.

Table of Contents - Statement of Additional Information

The right to redeem shares of the FUND will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists, and as a result of which, it is not reasonably practicable for the FUND to dispose of its securities or to fairly determine the value of its net assets.

The FUND will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

ALLOCATION OF INVESTMENT OPPORTUNITIES

There may be times when a given investment opportunity is appropriate for some, or all, of the Advisor’s other client accounts. It is the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the FUND, over a period of time on a fair and equitable basis.

If the Advisor determines that a particular investment is appropriate for more than one client account, the Advisor may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Advisor has adopted policies and procedures to ensure that the Advisor does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Advisor aggregates securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the FUND are made by the Advisor subject to review by the Board.  In placing purchase and sale orders for portfolio securities for the FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the FUND means the best net price without regard to the mix between purchase or sale price and commission, if any.  For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security) or from non-principal market makers who are paid commissions directly.

Table of Contents - Statement of Additional Information

In allocating brokerage business for the FUND, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor’s own efforts in the performance of its duties under the Agreement.  Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUND may indirectly benefit from services available to the Advisor as a result of transactions for other clients.  The Agreement provides that the Advisor may cause the FUND to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the FUND and the other accounts as to which it exercises investment discretion.

Because the Fund is newly-offered, the Fund has not yet entered into any portfolio transactions.

For the fiscal years ended September 30, the Predecessor Fund paid the following in brokerage commissions:

2015	2014	2013
$20,146	$10,749	$13,815

Aggregate brokerage commissions paid by the Predecessor Fund to brokers who provided brokerage and research services for the fiscal year ended September 30, 2015 are shown in the following table.

Fiscal Year Ended September 30, 2015
Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$12,259,860	$10,322

The Predecessor Fund did not hold securities of its regular brokers and dealers (as defined in Rule 10b-1 under the 1940 Act, as amended) or their parents as of September 30, 2015.

Table of Contents - Statement of Additional Information

DISTRIBUTION PLAN

The FUND has adopted a distribution plan under Rule 12b‑1 of the 1940 Act (the “Distribution Plan”) that allows the FUND to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders.  The Distribution Plan allows the FUND to finance with FUND assets activities that promote the sale and retention of the FUND’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders.  The Distribution Plan authorizes the FUND to pay up to 0.25% of average daily net assets for distribution and other services.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Independent Directors, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is reasonably likely to benefit the FUND and its shareholders.

Although approved, the Board has not authorized payments under the Distribution Plan and, as a result, the FUND currently neither accrues nor pays any fees under the Distribution Plan.  If the FUND was using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the FUND.  As such, U.S. Bank, N.A. holds all securities and cash of the FUND, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the FUND, the purchase and sale of securities or the payment of distributions to stockholders.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as the FUND’s fund administrator, fund accountant, Transfer Agent and dividend disbursing agent. USBFS has entered into a fund accounting services agreement with the FUND pursuant to which it acts as fund accountant.  As fund accountant, USBFS maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the FUND and calculates the FUND’s NAV on a daily basis.  In consideration of such services, the FUND pays USBFS a monthly fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses.

Table of Contents - Statement of Additional Information

Because the FUND is newly-organized and did not commence operations prior to the date of this SAI, the FUND did not pay any fund administration fees prior to the Reorganization.

During the fiscal years ended September 30, the Predecessor Fund paid the following amounts to USBFS for fund administration services:

Paid During Fiscal Years Ended September 30
2015	2014	2013
$35,160	$35,082	$35,875

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the FUND and the purchase, ownership and disposition of shares.  This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the FUND.  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.
Taxation of the Fund
The FUND has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Code.  To qualify as a regulated investment company, the FUND must comply with certain requirements of the Code relating to, among other things, the sources of its income, the diversification of its assets and the timing and amount of its distributions.  If the FUND so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including interest, dividends and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the FUND’s shareholders.  If the FUND failed to qualify as a regulated investment company in any fiscal year, it would be treated as a corporation for federal income tax purposes and as such, the FUND (but not its shareholders) would be required to pay income taxes on its net investment income and net capital gain, if any, at the rates generally applicable to corporations, whether or not the FUND distributed such income or gains.  In addition, distributions to the FUND’s shareholders, whether from the FUND’s net investment income or net capital gain, would be treated as taxable dividends to the extent of current and accumulated earnings and profits of the FUND.
As a regulated investment company, the FUND is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  The FUND may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations.  This would reduce the amount the FUND would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a FUND-level tax.

Table of Contents - Statement of Additional Information

If the FUND incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the FUND is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. The FUND is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. The FUND will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused.
The FUND will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.  The FUND intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.
The Code imposes a 4% nondeductible excise tax on the FUND to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the FUND intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the FUND’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the FUND will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
The FUND may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its investment company taxable income and net capital gain that has been distributed.  If the FUND uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of FUND shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the FUND’s allocation is improper and that the FUND has under-distributed its investment company taxable income and net capital gain for any taxable year, the FUND may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the FUND fails to satisfy the distribution requirements for maintaining its status as a regulated investment company, it will not qualify that year as a regulated investment company.

Table of Contents - Statement of Additional Information

Taxation of Shareholders
Investment company taxable income distributions (which include short-term capital gains) are taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income), while distributions of net capital gain (net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares. Distributions from the FUND are taxable to shareholders, whether received in cash or in additional shares of the FUND.  In the case of domestic corporate shareholders, a portion of the FUND’s income distributions may be eligible for the 70% dividends-received deduction.
Any investment company taxable income or net capital gain distribution paid shortly after a purchase of shares of the FUND will have the effect of reducing the per share net asset value of such shares by the amount of the distribution.  Even if the net asset value of the shares of the FUND immediately after a distribution is less than the cost of such shares to the shareholder so that the distribution is the economic equivalent of a return of capital to the shareholder, the distribution will be taxable to the shareholder.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds.  The FUND’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of FUND shares is includable in such shareholder’s investment income for purposes of this Medicare tax.
Redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long-term or short-term, depending on the shareholder’s holding period in the redeemed shares. However, if a loss is realized on shares held for six months or less, and the shareholder received a net capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received.  Any loss realized on a redemption will be disallowed to the extent that shares redeemed are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after redemption of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In addition to reporting gross proceeds from redemptions of mutual fund shares, federal law requires mutual funds, such as the FUND, to report to the IRS and shareholders the “cost basis” of shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after such date.  These requirements generally do not apply to FUND shares held through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.
Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the FUND in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the FUND of such C corporation status or the FUND will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds FUND shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

Table of Contents - Statement of Additional Information

If a shareholder holds FUND shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods.  A shareholder should contact the FUND to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the FUND will use the average cost basis method as its default method for determining the shareholder’s cost basis.
Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of FUND shares purchased prior to January 1, 2012 that are subsequently redeemed.  Shareholders are encouraged to consult with their tax advisers regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the FUND is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the FUND and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.
The FUND may be required to withhold federal income tax at a current rate of 28% (“backup withholding”) from distributions and redemption proceeds if a shareholder fails to furnish the FUND with a correct social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.
Under the Foreign Account Tax Compliance Act (“FATCA”), the FUND may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a redemption of FUND shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the FUND that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the FUND’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its FUND shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the FUND and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
FUND shareholders may be subject to state, local and foreign taxes on their FUND distributions.

Table of Contents - Statement of Additional Information

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the FUND.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Brad A. Kinder, CPA, 815 Parker Square, Flower Mound, Texas, 75028, serves as the independent registered public accounting firm for the FUND.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board to issue 30,000,000 shares of Common Stock, $1.00 par value.  The Common Stock is divisible into an unlimited number of “series,” each of which is a separate mutual fund.  Each share of a FUND represents an equal proportionate interest in that FUND.  Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Board out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.  The shares are redeemable and are transferable.  All shares issued and sold by the FUND will be fully paid and non-assessable.  Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

SHAREHOLDER MEETINGS

The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Corporation’s By-Laws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to vote not less than 10% of the FUND’s outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view of obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

Table of Contents - Statement of Additional Information

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Table of Contents - Statement of Additional Information

DESCRIPTION OF BOND RATINGS

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

Table of Contents - Statement of Additional Information

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
SPUR (Standard & Poor’s Underlying Rating)
A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it.  These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue.  Standard & Poor’s maintains surveillance of an issue with a published SPUR.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature.  The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature.  The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols.  The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’).  With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor’s assumes no obligation to update any information following publication.  Users of ratings or other analyses should not rely on them in making any investment decision.  Standard &Poor’s opinions and analyses do not address the suitability of any security.  Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such.  While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.  Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate.  This section details active qualifiers.
Standard & Poor’s uses five qualifiers that limit the scope of a rating.  The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only.  Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information.  A qualifier appears as a suffix and is part of the rating.
1.  Federal Deposit Insurance Limit:  “L” qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Table of Contents - Statement of Additional Information

2.  Principal Payment:  “p” qualifier
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.
3.  Public Information Ratings:  “pi” qualifier
Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.  Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
4.  Preliminary Ratings:  “prelim” qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below.  Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation.  Standard & Poor’s reserves the right not to issue a final rating.  Moreover, if a final rating is issued, it may differ from the preliminary rating.
—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies
—	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).
—	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to obligations of these entities.’
—	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.
—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
5.  Termination Structures:  “t” qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Table of Contents - Statement of Additional Information

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.
1.  Contingent upon final documentation: “*” inactive qualifier
This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.
2.  Termination of obligation to tender:  “c” inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.  Discontinued use in January 2001.
3.  U.S. direct government securities:  “G” inactive qualifier
The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.
4.  Provisional Ratings:  “pr” inactive qualifier
The letters ‘pr’ indicate that the rating was provisional.  A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
5.  Quantitative Analysis of publication information:  “q” inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.
6.  Extraordinary risks:  “r” inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Active Identifiers
1.  Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.
2.  Structured finance:  “sf” identifier
The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

Table of Contents - Statement of Additional Information

Local Currency and Foreign Currency Ratings
Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Table of Contents - Statement of Additional Information

Moody’s Credit Rating Definitions
Purpose
The system of rating securities was originated by John Moody in 1909.  The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.
Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same.  There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:
Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1.	An application was not received or accepted.
2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3.	There is a lack of essential data pertaining to the issue or issuer.
4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change.  For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.
A change in rating may thus occur at any time in the case of an individual issue.  Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen.  While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings.  Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.
Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality.  In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

Table of Contents - Statement of Additional Information

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations.  For example, they have no value in forecasting the direction of future trends of market price.  Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc.  During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.
The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness.”  The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.
Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present.  Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.
Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind.  Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.
Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities.  As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications.  Reference should be made to these statements for information regarding the issuer.  Moody’s ratings are not commercial credit ratings.  In no case is default or receivership to be imputed unless expressly stated.
*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.  Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.
Short-Term Obligation Ratings
Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Table of Contents - Statement of Additional Information

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Table of Contents - Statement of Additional Information

Fitch’s National Credit Ratings
For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.
The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.
The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.
In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales.  For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g., ‘A1+’, ‘A1’, ‘A2’ and ‘A3.’  The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.
Limitations of the National Rating Scale
Specific limitations relevant to National Rating scale include:
•	National scale ratings are only available in selected countries.
•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.
•	The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.
•	Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.
The above list is not exhaustive, and is provided for the reader’s convenience.  Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

Table of Contents - Statement of Additional Information

National Short-Term Credit Ratings
F1(xxx)
 Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
B(xxx)
 Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD:  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.
D(xxx)
 Indicates actual or imminent payment default.
Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

Table of Contents - Statement of Additional Information

LONG-TERM RATINGS
Standard & Poor’s Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
—	Nature of and provisions of the obligation and the promise we impute.
—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Table of Contents - Statement of Additional Information

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Table of Contents - Statement of Additional Information

Moody’s Long-Term Obligation Ratings
Long-Term Obligation Ratings
Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody’s Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Table of Contents - Statement of Additional Information

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Table of Contents - Statement of Additional Information

Fitch’s National Long-Term Credit Ratings
AAA(xxx)
 ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country.  This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.
AA(xxx)
 ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country.  The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx)
 ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.
BBB(xxx)
 ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.
BB(xxx)
 ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country.  Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
B(xxx)
 ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC(xxx)
 ‘CCC’ National Ratings denote that default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
CC(xxx)
 ‘CC’ National Ratings denote that default of some kind appears probable.
C(xxx)
 ‘C’ National Ratings denote that default is imminent.
RD:  Restricted default.
“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:

Table of Contents - Statement of Additional Information

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.
D(xxx)
 ‘D’ National Ratings denote an issuer or instrument that is currently in default.
Notes to Long-Term and Short-Term National Ratings:
The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

Table of Contents - Statement of Additional Information

MUNICIPAL NOTE RATINGS
Standard & Poor’s Municipal Short-Term Note Ratings Definitions
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings  beginning on page A-3.
Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Table of Contents - Statement of Additional Information

MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.  The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Table of Contents - Statement of Additional Information

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

* For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

Table of Contents - Statement of Additional Information

CONCORDE FUNDS, INC.
PART C – OTHER INFORMATION

Item 28. Exhibits.

(a)	Registrant’s Articles of Incorporation, as amended.(2)
(b)	Registrant’s By-Laws.(1)
(c)	Instruments Defining Rights of Shareholders were previously filed with the Registration Statement on Form N-1A on September 18, 1995, and are incorporated herein by reference.
(d)	Investment Advisory Agreement for the Concorde Wealth Management Fund – filed herewith.
(e)	None
(f)	None
(g)	Custody Agreement with U.S. Bank National Association – filed herewith.
(h)	(1) Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC – filed herewith.
(2) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC – filed herewith.
(3) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC – filed herewith.
(i)	Opinion of Foley & Lardner, LLP, counsel for Registrant, regarding the Concorde Wealth Management Fund – filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)	None
(l)	Subscription Agreement.(2)
(m)	Service and Distribution Plan under Rule 12b-1 – filed herewith.
(n)	None
(o)	Reserved.
(p)	Code of Ethics.(3)
_______________________
(1)	Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 10 to the Registration Statement was filed on September 18, 1995.
(2)	Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 14 to the Registration Statement was filed on January 30, 1998.
(3)	Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 25 was filed on January 26, 2009.

Item 29.  Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by any person.  Registrant neither controls any person nor is under common control with any person.

Item 30.  Indemnification.

Section 2.02 of the Texas Business Corporation Act and Article VII, Section 7 of the Registrant’s By-Laws provide for the indemnification of Registrant’s directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933.

The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office.  Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; (ii) if such a quorum cannot be obtained, by a majority vote of a committee consisting of not less than two of such directors; (iii) if the required quorum is not obtainable and the committee cannot be established or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion; or (iv) by the shareholders.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Advisor.

Information with respect to Dr. Wood is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.  Principal Underwriters.

Registrant has no principal underwriters.

Item 33.  Location of Accounts and Records.

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of either Registrant’s Treasurer, Gregory B. Wood, at Registrant’s corporate offices, 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, or Registrant’s custodian, U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, or at Registrant’s fund administrator, fund accountant, transfer agent, and dividend disbursing agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34.  Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.  Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Dallas and State of Texas on July 22, 2016.

CONCORDE FUNDS, INC.
(Registrant)

By: /s/ Gary B. Wood
Gary B. Wood, Ph.D.
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Gary B. Wood	Principal Executive Officer;	July 22, 2016
Gary B. Wood, Ph.D.	Director

/s/ Gregory B. Wood	Principal Financial and Accounting	July 22, 2016
Gregory B. Wood	Officer

/s/ John H. Wilson	Director	July 22, 2016
John H. Wilson

/s/ William Marcy	Director	July 22, 2016
William Marcy, Ph.D., P.E.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(d)	Investment Advisory Agreement for the Concorde Wealth Management Fund

(g)	Custody Agreement with U.S. Bank National Association

(h)(1)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC

(h)(2)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC

(h)(3)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC

(i)	Opinion of Foley & Lardner, LLP

(j)	Consent of Independent Registered Public Accounting Firm

(m)	Service and Distribution Plan under Rule 12b-1